SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported: January 12, 2005)

                                   TEAM, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Texas                                0-9950                     74-1765729
-----                                ------                     ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code
                                 (281) 331-6154
           ----------------------------------------------------------



ITEM 8.01  OTHER EVENTS.

On January 12, 2005, the Registrant disseminated a Press Release announcing its earnings for the quarter ended November 30, 2004. The information contained in the Press Release dated January 12, 2005 is incorporated herein by reference and attached as Exhibit 99.1 hereto.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1  The Registrant's Press Release dated January 12, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             TEAM, INC.



                                             By: /s/ Ted W. Owen
                                                 -------------------------------
                                                 Ted W. Owen
                                                 Senior Vice President -
                                                 Finance and Administration


Date: January 12, 2005